SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                     Date of Report: September 22, 1999

             CHASE CREDIT CARD MASTER TRUST (formerly known as
                   "Chemical Master Credit Card Trust I")
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                           (Issuer of Securities)

                     THE CHASE MANHATTAN BANK USA, N.A.
                           (Sponsor of the Trust)
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           (Exact name of registrant as specified in its charter)


      United States             33-40006                  22-2382028
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   (State or other        (Commission File Number)        (IRS Employer
    jurisdiction                                        Identification No.)
 of incorporation)


    802 Delaware Avenue, Wilmington, Delaware                 19801
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    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050



Item 5.     Other Events:

      On Monday, September 20, 1999, Chase Securities Inc. on behalf of the Trust distributed to the Investors a collateral term sheet. A copy of the collateral term sheet is being filed as Exhibit 20.1 to this current report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------
              20.1            Collateral Term Sheet distributed to
                              Investors on September 20, 1999.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 22, 1999

                                       The Chase Manhattan Bank,
                                       as Servicer


                                       By:  /s/ Patrick Margey
                                       -----------------------------------
                                       Name: Patrick Margey
                                       Title:Vice President





                             INDEX TO EXHIBITS
                        ----------------------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Collateral Term Sheet distributed to
                                      Investors on September 20, 1999.